POWER OF ATTORNEY AND AUTHENTICATION
DOCUMENT

Know all by these presents, that the
undersigned hereby constitutes and appoints each of Patrick J. Maloney, Leah Trzcinski,
Peter Olson, Tanya Igess, and Ty Otis
signing singly, the undersigned's true
and lawful attorney-in-fact to:

1. Execute for and on behalf of the
undersigned, in the undersigned's
capacity as an officer and/or
director of Morningstar, Inc.
("Morningstar"), Forms 3, 4 and 5
in accordance with Section 16(a)
of the Securities Exchange Act of
1934 and the rules and regulations
promulgated thereunder;

2. Do and perform any and all acts
for and on behalf of the undersigned
which may be necessary or desirable to
complete and execute any such Form 3, 4
or 5, complete and execute any amendment or amendments thereto and timely file such form with the United States
Securities and Exchange Commission
("SEC") and any national quotation
system, national securities exchange,
stock exchange or similar authority; and

3. Take any other action of any type
whatsoever in connection with the
foregoing which, in the opinion
of such attorney-in-fact, may be of
benefit to, in the best interest of or
legally required by the undersigned,
it being understood that the documents
executed by such attorney-in-fact
on behalf of the undersigned pursuant
to this Power of Attorney and
Authentication Document shall be in
such form and shall contain such
terms and conditions as such
attorney-in-fact may approve in such
attorney-in-facts discretion.

The undersigned hereby grants to
each such attorney-in-fact full power
and authority to do and perform any and
every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and Authentication
Document and the rights and powers
herein granted. The undersigned
acknowledges that the foregoing
attorneys-in-fact, in serving in such
capacity at the request of the
undersigned, are not assuming, nor
is Morningstar assuming, any of
the undersigned's responsibilities
to comply with Section 16 of the
Securities Exchange Act of 1934.

The undersigned attests and agrees to
the use of an electronic signature to
authenticate the undersigned's typed,
conformed signature, appearing on any
report or other document that is filed
with, or submitted to, the
SEC by or on behalf of the undersigned,
Morningstar, Inc. or any of its affiliates, employees or agents. The undersigned also agrees and acknowledges that the undersigned's electronic signature constitutes the legal equivalen of the undersigned's manual signature for purposes of authenticating the undersigned's typed, conformed signature on any such filing or submission, including on any exhibit thereto. The undersigned further attests and agrees that the undersigned has and will maintain exclusive possession and control of any credential (e.g., password, cryptographic key or token) that is used to authenticate the undersigned's identity for this purpose.

This Power of Attorney and Authentication
Document shall remain in full force and
effect until the undersigned is no longer an officer or director of the Company nor required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by Morningstar, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-infact.

In WITNESS WHEREOF, the undersigned has
caused this Power of Attorney and
Authentication Document to be executed
as of this 15th day of May 2021.

/s/ Steve Kaplan
Signature

Steve Kaplan
Print Name